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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 12, 2004
                                                        ----------------


                           SAFETEK INTERNATIONAL, INC.
             (Exact name of Registrant as Specified in its Charter)


           Delaware                    33-22175                 75-2226896
 ----------------------------    ----------------------        ------------
 (State or Other Jurisdiction   (Commission file Number)      (IRS Employer
       of Incorporation)                                    Identification No.)



           5509 11th Avenue, Brooklyn, NY                     11219
          ------------------------------                     --------
     (Address of Principal Executive Offices)               (Zip Code)


          Registrant's telephone number, including area code (917) 816-0790
                                                             --------------

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Item 4.01   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a)(1) As of August 12, 2004, Tschopp, Whitcomb & Orr, P.A. resigned as the principal independent accountants for Safetek International, Inc. (the "Registrant"). A copy of the letter from Tschopp, Whitcomb & Orr, P.A. addressed to the Registrant dated August 12, 2004 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

      The report of Tschopp, Whitcomb & Orr, P.A. on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, scope or accounting principles. In addition, during Registrant's two most recent fiscal years and through August 12, 2004, there were no disagreements with Tschopp, Whitcomb & Orr, P.A. on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures; which disagreements, if not resolved to the satisfaction of Tschopp, Whitcomb & Orr, P.A. would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event. Although the financial statements audited by Tschopp, Whitcomb & Orr, P.A. for the year ended December 31, 2004 contained an explanatory paragraph pertaining to the Registrant's ability to continue as a going concern, such financial statements did not contain any adjustment that might result from the uncertainty stated therein.

(a)(3) The Registrant has provided Tschopp, Whitcomb & Orr, P.A. with a copy of this disclosure and has requested that Tschopp, Whitcomb & Orr, P.A. furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of such response received by the Registrant to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received from Tschopp, Whitcomb & Orr, P.A.

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Item 9.01  Financial Statements and Exhibits.
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(a)         Financial Statements.  N/A
(b)         Exhibits
16.1 Letter from Tschopp, Whitcomb & Orr, P.A. with respect to their resignation as certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SAFETEK INTERNATIONAL, INC.



Dated: August 25, 2004                           By: /s/ Samuel Shneibalg
                                                     --------------------
                                                     Samuel Shneibalg
                                                     Sole Officer and Director